UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

TESSERA TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 24, 2011

TESSERA TECHNOLOGIES, INC.

TESSERA TECHNOLOGIES, INC. 3025 ORCHARD PKY

SAN JOSE, CA 95134

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 04, 2011

Date: May 24, 2011 Time: 2:30 PM PDT

Location: Tessera San Jose Headquarters

3025 Orchard Parkway

San Jose, CA 95134

For directions, call:

(408) 321-6000

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Form of Proxy Card

3. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX

(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX

available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 Robert J Boehlke 02 John B Goodrich 03 David C Nagel, Ph.D. 04 Henry R Nothhaft 05 Kevin G Rivette

06 Robert A Young, Ph.D.

The Board of Directors recommends you vote FOR proposals 2 and 3.

2 To ratify the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm

of the Company for its fiscal year ending December 31, 2011.

3 To hold an advisory vote on executive compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4 To recommend, by non-binding vote, the frequency of executive compensation votes.

The Board of Directors recommends you vote AGAINST the following proposal:

5 A stockholder proposal to recommend the adoption of a majority voting standard in uncontested director elections.

NOTE: The company’s stockholders may also transact such other business as properly comes before the meeting or any adjournment or postponement thereof.

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